UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22142

Oppenheimer Rochester Intermediate Term Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/28/2013

Item 1. Reports to Stockholders.

3	31	2013

SEMIANNUAL REPORT

Oppenheimer Rochester Intermediate Term Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/28/13*

	Class A Shares of the Fund		Barclays Municipal Bond Index	Barclays Municipal Bond 4-6 Year Index
	Without Sales Charge	With Sales Charge
6-Month	1.01%	–1.26%	0.96%	0.63%
1-Year	4.70	2.34	5.25	3.22
Since Inception (12/6/10)	5.69	4.65	6.83	4.20

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*March 28, 2013, was the last business day of the Fund’s reporting period. Index returns are calculated through March 31, 2013.

2	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Fund Performance Discussion

The Fund’s Class A shares generated tax-free income consistent with its investment goals, producing a cumulative total return of 1.01% (without sales charge) for the 6 months ended March 28, 2013, the last business day of the reporting period. The Fund outperformed the Barclays Municipal Bond 4-6 Year Index and the Barclays Municipal Bond Index, which had 6-month total returns of 0.63% and 0.96%, respectively; the latter index includes many long-term securities. Despite a challenging interest-rate environment this reporting period, the Fund generated a tax-free yield of 2.69% at net asset value, based on the 35-day accrual period ended March 26, 2013.

MARKET OVERVIEW

Economic growth remained sluggish during this reporting period, and bond prices were generally lower at the end of the reporting period than they were at the outset. When these conditions exist, opportunistic buyers are often able to benefit from rising yields.

AAA-rated municipal securities remained “cheap to Treasuries” during this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. As of March 28, 2013, the average yield on 30-year, AAA-rated muni

bonds was 3.19%, up 24 basis points from September 28, 2012, the last business day of the Fund’s 2012 fiscal year. On March 28, 2013, the average yield on 10-year, AAA-rated muni bonds was 1.96%, up 22 basis points from the September 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.20%, up 3 basis points from the September 2012 date. The current market conditions allow investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	2.69%
Dividend Yield with sales charge	2.63
Standardized Yield	2.27
Taxable Equivalent Yield	4.01
Last distribution (3/26/13)	$0.029
Total distributions (10/01/12 to 3/31/13)	$0.182

Endnotes for this discussion begin on page 10 of this report

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	3

applicable, local tax exemptions on municipal investment income.

The Federal Reserve (the “Fed”) continued to provide good news for current muni bondholders this reporting period. The Fed Funds target rate, the short-term interest rate it controls, remained at zero to 0.25% throughout this reporting period.

In December 2012, the Fed linked the timeframe for any rate changes to the unemployment rate. Rates will not move until unemployment is below 6.5%, the Fed announced, unless inflation rises above 2.5%. Given the current rates, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

At a March 20, 2013 press conference, Federal Reserve Chairman Ben S. Bernanke discussed the Fed’s thinking: “We’re not measuring success in terms of the stock market. We’re measuring success in terms of our mandate, which is stable employment and price stability.”

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits of municipal bond fund investing, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

The average distribution yield at NAV in Lipper’s Intermediate Municipal Debt Funds category was 2.19% at the end of this reporting period. At 2.69%, the distribution yield at NAV for this Fund’s Class A shares was 50 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer Rochester Intermediate Term Municipal Fund held nearly 325 securities at the end of this reporting period. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The ongoing, low-interest-rate environment continued to pressure the Class A dividend, which was lowered to 2.9 cents per share, from 3.1 cents, beginning with the February 2013 payout.

During this reporting period, refundings became increasingly common, which heightened dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive coupons. If the current climate persists, we believe that muni fund dividends industry wide will continue to be similarly pressured.

4	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Despite this pressure, the Fund’s Class A shares generated a distribution yield of 2.69% at net asset value (NAV), based on the dividend payment made March 26, 2013. At 2.69%, this distribution yield was 50 basis points higher than the average distribution yield in Lipper’s Intermediate Municipal Debt Funds category, which was 2.19% at month’s end.

The Fund was invested in the hospital/healthcare sector, representing 19.5% of the Fund’s total assets at the end of this reporting period. Our holdings in this sector include securities across the credit spectrum. At the outset of this reporting period—and especially during campaign events and televised debates—the Affordable Care Act of 2010 remained a highly contested topic. While some people applauded the Supreme Court’s ruling to uphold the Act’s “individual mandate,” others argued that Congress should override the legislation. After Election Day, those in favor of revisiting the healthcare debate were largely silenced.

The Fund’s holdings in municipal bonds issued by utilities represented 12.5% of total assets at the end of this reporting period. As of March 28, 2013, this set of holdings included water utilities with 7.4% of the Fund’s total assets, electric utilities with 2.6% and sewer utilities with 2.5%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum.

General obligation (G.O.) debt backed by the full faith and taxing authority of state and local governments comprised 9.0% of the Fund’s total assets at the end of this reporting period. The Fund’s holdings include bonds issued by the Commonwealth of Puerto Rico and many state and local municipalities. Despite challenging economic conditions and tight budgets, elected municipal officials consistently safeguarded the debt service payments on their G.O. debt.

The Fund continued to be invested in the municipal leases sector this reporting period, which accounted for 8.5% of the Fund’s total assets as of March 28, 2013. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements.

The Fund’s holdings in the higher education sector represented 7.9% of the Fund’s total assets at the end of this reporting period. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 7.4% of the Fund’s net assets as of March 28, 2013. The Fund’s holdings, some of which are insured, come from many different sectors and include G.O. debt. Most of the Fund’s investments in securities

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	5

The Rochester portfolio management team

issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

In November 2012, Alejandro Garcia Padilla was elected Governor of the Commonwealth. During the latter half of this reporting period, Gov. Padilla continued many of the positive fiscal management policies of his predecessor, Luis Fortuño. He agreed to privatize the island’s main airport, proposed aggressive pension reform and announced plans to raise taxes.

Even before Gov. Padilla’s inauguration, however, Moody’s Investors Service had made a new assessment of the creditworthiness of Puerto Rico’s revenue-backed debt, lowering the ratings on those securities to below investment grade. Moody’s also changed its assessment for Puerto Rico’s

G.O. debt, which is backed by the full faith and taxing authority of the Commonwealth. Investors should note that Moody’s maintained an investment-grade rating for the G.O. debt during this reporting period, as did Standard & Poor’s and Fitch Ratings, the other national credit ratings agencies. Late in this reporting period, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority, a decision that we believe is at odds with the authority’s current and projected financial health. Other revenue-backed bonds continued to hold investment-grade ratings from S&P. Fitch maintained its investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Tax increment financing (TIF) bonds constituted 4.8% of the Fund’s total assets on

6	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Rochester credit research team

March 28, 2013. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

Sales tax revenue bonds represented 4.5% of the Fund’s total assets at the end of this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced (and will likely experience) and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	7

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 3 to 7 years for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment-grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and research analyst Elizabeth S. Mossow.

8	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Hospital/Healthcare	19.5%
General Obligation	9.0
Municipal Leases	8.5
Higher Education	7.9
Water Utilities	7.4
Tax Increment Financing (TIF)	4.8
Sales Tax Revenue	4.5
Government Appropriation	3.8
Highways and Commuter Facilities	3.4
Special Tax	3.4

Portfolio holdings are subject to change. Percentages are as of March 28, 2013, and are based on total assets. March 28, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	2.3%	0.0%	2.3%
AA	26.8	0.2	27.0
A	47.0	3.3	50.3
BBB	18.2	2.2	20.4
Total	94.3%	5.7%	100.0%

The percentages above are based on the market value of the securities as of March 28, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, OppenheimerFunds, Inc. uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that OppenheimerFunds, Inc.’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories —AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	9

Performance

DISTRIBUTION YIELDS
As of 3/28/13
	Without Sales Chg.	With Sales Chg.
Class A	2.69%	2.63%
Class C	1.80	N/A
Class Y	2.96	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 3/31/13		As of 3/31/13
Class A	2.27%	Class A	4.01%
Class C	1.56	Class C	2.76
Class Y	2.57	Class Y	4.54

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/28/13

	Inception Date	6-Month	1-Year	Since Inception
CLASS A (ORRWX)	12/6/10	1.01%	4.70%	5.69%
CLASS C (ORRCX)	12/6/10	0.70	3.97	4.84
CLASS Y (ORRYX)	12/6/10	1.20	5.01	5.93

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/28/13
	Inception Date	6-Month	1-Year	Since Inception
CLASS A (ORRWX)	12/6/10	–1.26%	2.34%	4.65%
CLASS C (ORRCX)	12/6/10	–0.30	2.97	4.84
CLASS Y (ORRYX)	12/6/10	1.20	5.01	5.93

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%, and for Class C, the

10	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares.

March 28, 2013, was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2013.

The Fund’s performance is compared to the performance of that of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Barclays Municipal Bond 4-6 Year Index is the 4- to 6-year component of the Barclays Municipal Bond Index. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.029 for 35-day accrual period ended March 26, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on March 26, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0194 and $0.0320, respectively, for the 35-day accrual period ended March 26, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended March 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s-Intermediate Municipal Debt Funds category is based on 196 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	11

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors and are based on its benchmark of general obligation (G.O.) bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

12	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	13

Fund Expenses Continued

Actual	Beginning Account Value October 1, 2012	Ending Account Value March 28, 2013	Expenses Paid During 6 Months Ended March 28, 2013
Class A	$1,000.00	$1,010.10	$4.84
Class C	1,000.00	1,007.00	8.70
Class Y	1,000.00	1,012.00	3.76

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.71	4.86
Class C	1,000.00	1,015.89	8.74
Class Y	1,000.00	1,020.79	3.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 28, 2013 are as follows:

Class	Expense Ratios
Class A	0.98%
Class C	1.76
Class Y	0.76

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

14	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS    March 28, 2013* / (Unaudited)

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Municipal Bonds and Notes—97.8%
Alabama—1.2%
$ 100,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250%	01/01/2019	01/01/2014	A	$101,387
15,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2023	01/01/2014	A	15,208
240,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	01/01/2014	A	243,329
235,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2022	01/01/2014	A	238,259
210,000	Jefferson County, AL Sewer[1]	5.250	02/01/2014	08/01/2013	A	211,193
30,000	Montgomery, AL BMC Special Care Facilities Financing Authority (Baptist Health)[1]	5.000	11/15/2029	04/28/2013	A	30,010
100,000	Talladega County, AL Board of Education[1]	5.000	11/01/2022	04/28/2013	A	100,701

						940,087
Arizona—2.8%
50,000	AZ Health Facilities Authority (Banner Health System)[1]	5.000	01/01/2022	01/01/2017	A	56,695
500,000	Glendale, AZ Western Loop Public Facilities[1]	7.000	07/01/2033	01/01/2014	A	525,690
250,000	Greater AZ Devel. Authority (Santa Cruz County Jail)[1]	5.250	08/01/2031	08/01/2018	A	270,565
395,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.500	05/01/2019	12/02/2017	B	497,285
250,000	Pima County, AZ IDA (Tucson Electric Power Company)[1]	5.750	09/01/2029	01/12/2015	A	263,758
490,000	Queen Creek, AZ Improvement District No. 1[1]	5.000	01/01/2018	07/01/2013	A	495,900

						2,109,893
Arkansas—0.1%
70,000	University of Arkansas (Fayetteville)[1]	5.250	11/01/2017	04/28/2013	A	70,283
California—20.6%
10,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	11,004
25,000	Bay Area, CA Toll Authority (San Francisco Bay Area)[1]	5.000	04/01/2022	04/01/2016	A	28,432
45,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2029	06/01/2013	A	44,996
40,000	CA Dept. of Transportation COP[1]	5.250	03/01/2016	04/28/2013	A	40,168
420,000	CA Educational Facilities Authority (Chapman University)[1]	5.000	04/01/2025	04/01/2021	A	484,411
75,000	CA GO1	5.000	09/01/2019	09/01/2016	A	85,481

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	15

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California Continued
$ 5,000	CA GO1	6.000%	08/01/2020	08/01/2013	A	$5,096
410,000	CA GO1	6.500	04/01/2033	04/01/2019	A	508,585
200,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2021	04/28/2013	A	201,134
500,000	CA Health Facilities Financing Authority (Children’s Hospital)[1]	5.000	11/01/2024	11/01/2021	A	572,905
500,000	CA Health Facilities Financing Authority (CHW)[1]	5.250	03/01/2024	03/01/2016	A	552,530
65,000	CA Health Facilities Financing Authority (CHW/CMF Obligated Group)[1]	5.125	07/01/2022	09/20/2014	A	71,209
125,000	CA Public Works (California Community Colleges)[1]	5.500	06/01/2022	06/01/2014	A	132,371
90,000	CA Public Works (California State University)[1]	5.400	12/01/2016	04/28/2013	A	90,369
50,000	CA Public Works (California State University)[1]	5.500	09/01/2015	04/28/2013	A	50,212
250,000	CA Public Works (Dept. of General Services)[1]	5.250	12/01/2019	04/28/2013	A	250,928
125,000	CA Public Works (Dept. of Mental Health)[1]	5.500	06/01/2020	06/01/2014	A	132,494
1,000,000	CA Public Works (Judicial Council)[1]	5.000	03/01/2024	03/01/2023	A	1,183,470
25,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2016	04/28/2013	A	25,108
50,000	CA Public Works (Various Community Colleges)[1]	5.625	03/01/2019	04/28/2013	A	50,202
50,000	CA Public Works (Various State Universities)	5.250	12/01/2013	04/28/2013	A	50,213
400,000	CA Statewide CDA (Episcopal Communities and Services)[1]	5.000	05/15/2020	05/15/2020		466,864
25,000	Carson, CA Redevel. Agency Tax Allocation[1]	5.250	10/01/2022	10/01/2013	A	25,212
25,000	Central CA Unified School District COP[1]	5.000	08/01/2022	08/01/2017	A	27,833
100,000	Cerritos, CA Public Financing Authority[1]	5.000	11/01/2018	11/01/2017	A	111,028
100,000	Compton, CA Community College District[1]	5.000	07/01/2018	07/01/2018		113,377
100,000	Compton, CA Community College District[1]	5.000	07/01/2019	07/01/2019		113,713
10,000	Corona, CA COP[1]	5.500	08/01/2015	04/28/2013	A	10,040
100,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.625	11/01/2025	05/01/2021	A	116,039
500,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[1]	5.000	09/01/2024	09/01/2022	A	563,825

16	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California Continued
$ 20,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 17	5.000%	09/01/2019	09/01/2013	A	$20,760
250,000	Jurupa, CA Unified School District[1]	5.000	08/01/2021	08/01/2021		300,435
500,000	Lancaster, CA Redevel. Agency[1]	5.500	12/01/2028	12/01/2020	A	542,410
50,000	Lancaster, CA Redevel. Agency Tax Allocation (Sheriffs Facility)[1]	5.250	12/01/2016	12/01/2014	A	53,016
500,000	Lodi, CA Public Financing Authority[1]	5.250	10/01/2026	04/01/2022	A	560,540
25,000	Los Angeles, CA State Building Authority[1]	5.500	10/01/2016	04/28/2013	A	25,087
250,000	Madera, CA Irrigation Financing Authority[1]	5.750	01/01/2026	01/01/2020	A	273,885
100,000	Monrovia, CA Redevel. Agency Tax Allocation (Central Redevel. Project Area No. 1)[1]	6.500	05/01/2026	05/01/2021	A	121,198
190,000	Palm Desert, CA Financing Authority	5.000	04/01/2019	04/01/2014	A	193,234
100,000	Rancho Cucamonga, CA Community Facilities District Special Tax No. 2004-1	5.100	09/01/2017	09/01/2013	A	103,786
495,000	Redwood City, CA Special Tax	5.000	09/01/2026	09/01/2022	A	567,948
500,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	528,060
250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2025	05/01/2022	A	277,990
250,000	Riverside County, CA Public Financing Authority[1]	5.000	05/01/2026	05/01/2022	A	275,865
70,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2021	10/01/2016	A	72,758
100,000	Riverside County, CA Public Financing Authority (Jurupa Valley Desert & Interstate 215 Corridor Redevel.)[1]	5.000	10/01/2022	10/01/2016	A	103,144
100,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	5.750	10/01/2020	10/01/2020		112,982
400,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Assessment District)	5.250	09/02/2026	09/02/2013	A	413,752
500,000	Riverside, CA Public Financing Authority[1]	5.000	11/01/2027	11/01/2022	A	546,910
105,000	Riverside, CA Unified School District[1]	5.000	09/01/2024	09/01/2016	A	110,820
50,000	Rohnert Park, CA COP[1]	5.000	07/01/2024	04/28/2013	A	50,087
150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		171,075
45,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		51,560

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	17

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

California Continued
$ 200,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750%	10/01/2018	10/01/2018		$229,154
245,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		283,000
350,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		404,600
520,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2024	09/01/2023	A	576,118
250,000	San Diego, CA Public Facilities Financing Authority[1]	5.000	08/01/2028	08/01/2022	A	296,620
200,000	San Diego, CA Public Facilities Financing Authority (Ballpark)[1]	5.250	02/15/2021	02/15/2017	A	224,698
25,000	San Juan, CA Unified School District[1]	5.000	08/01/2020	08/01/2015	A	27,399
200,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.250	06/01/2019	06/01/2013	A	201,594
520,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2022	11/15/2022		591,484
50,000	Saugus, CA Union School District Community Facilities District No. 2006	6.250	09/01/2027	09/01/2013	A	51,807
500,000	South Gate, CA Utility Authority[1]	5.250	10/01/2026	10/01/2022	A	569,385
250,000	Vernon, CA Electric System[1]	5.125	08/01/2021	09/04/2018	A	282,930
100,000	Westlands, CA Water District[1]	5.000	09/01/2026	09/01/2022	A	118,585
100,000	Westlands, CA Water District[1]	5.000	09/01/2027	09/01/2022	A	117,316

						15,571,241
Colorado—1.2%
255,000	Foothills, CO Park & Recreation District Building Authority COP[1]	5.000	12/01/2022	04/28/2013	A	255,969
85,000	Montrose County, CO Memorial Hospital[1]	5.250	12/01/2017	04/28/2013	A	85,211
500,000	Plaza, CO Metropolitan District No. 1	5.000	12/01/2022	12/01/2022		553,720

						894,900
Connecticut—0.7%
500,000	Stamford, CT GO1	5.250	07/15/2015	07/15/2013	A	507,510
District of Columbia—2.1%
1,000,000	District of Columbia (Association of American Medical Colleges)[1]	5.000	10/01/2026	10/01/2023	A	1,162,270
100,000	District of Columbia Ballpark[1]	5.000	02/01/2022	02/01/2016	A	105,391
300,000	District of Columbia Student Dorm (Provident Group-Howard Properties)[1]	5.000	10/01/2030	10/01/2022	A	322,551

						1,590,212

18	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Florida—5.9%
$ 100,000	Dade County, FL GO (Seaport)[1]	5.500%	10/01/2026	04/28/2013	A	$100,370
500,000	FL Citizens Property Insurance Corp.[1]	5.000	06/01/2022	06/01/2022		597,150
30,000	FL Municipal Loan Council[1]	5.000	11/01/2031	04/28/2013	A	30,043
100,000	FL Municipal Loan Council[1]	5.250	11/01/2018	04/28/2013	A	100,284
160,000	FL Municipal Loan Council[1]	5.250	05/01/2019	05/01/2013	A	160,736
40,000	FL Municipal Loan Council[1]	5.250	05/01/2019	05/01/2013	A	40,146
30,000	FL Municipal Loan Council[1]	5.250	12/01/2019	12/01/2013	A	31,008
30,000	FL Municipal Loan Council[1]	5.250	12/01/2019	12/01/2013	A	30,716
15,000	FL Municipal Loan Council[1]	5.250	12/01/2019	12/01/2013	A	15,504
35,000	FL Municipal Loan Council[1]	5.375	11/01/2025	05/01/2013	A	35,165
50,000	Hernando County, FL School Board (Florida School Boards Association)[1]	5.000	07/01/2021	07/01/2013	A	50,370
250,000	Hillsborough County, FL IDA (Tampa General Hospital)[1]	5.000	10/01/2018	10/01/2013	A	255,630
275,000	Hillsborough County, FL IDA (Tampa General Hospital)[1]	5.250	10/01/2028	10/01/2013	A	281,974
40,000	Miami Beach, FL Water & Sewer[1]	5.000	09/01/2030	04/28/2013	A	40,128
75,000	Miami Beach, FL Water & Sewer[1]	5.500	09/01/2027	04/28/2013	A	75,278
75,000	Miami-Dade County, FL Expressway Authority Toll System[1]	5.125	07/01/2029	04/28/2013	A	75,090
40,000	Miami-Dade County, FL IDA (BAC Funding Corp.)[1]	5.375	10/01/2030	04/28/2013	A	40,140
50,000	Miami-Dade County, FL Solid Waste	4.750	10/01/2018	04/28/2013	A	50,183
55,000	Miami-Dade County, FL Solid Waste[1]	5.000	10/01/2020	04/28/2013	A	55,211
70,000	Miami-Dade County, FL Stormwater Utility[1]	5.000	04/01/2024	04/28/2013	A	70,235
275,000	Miami-Dade County, FL Water & Sewer[1]	5.000	10/01/2029	04/28/2013	A	275,902
500,000	Orlando, FL Community Redevel. Agency (Conroy Road District)[1]	5.000	04/01/2023	04/01/2022	A	564,940
10,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)[1]	5.250	08/01/2013	04/28/2013	A	10,037
30,000	Palm Beach County, FL Health Facilities Authority (Jupiter Medical Center)[1]	5.250	08/01/2023	04/28/2013	A	30,064
45,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)[1]	6.000	12/01/2015	04/28/2013	A	45,215
500,000	Tampa, FL Health System (Baycare Health System)[1]	5.000	11/15/2026	05/15/2022	A	581,070
500,000	Tampa, FL Hospital[1]	5.000	07/01/2027	07/01/2022	A	559,900

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	19

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Florida Continued
$ 250,000	Village Center, FL Community Devel. District[1]	5.000%	10/01/2023	04/28/2013	A	$250,160

						4,452,649
Georgia—4.7%
545,000	Atlanta, GA Devel. Authority (TUFF ATDC)[1]	5.375	07/01/2032	04/28/2013	A	545,774
50,000	Atlanta, GA HDC (Bedford Tower)[1]	6.350	01/01/2023	04/28/2013	A	50,974
70,000	Atlanta, GA Water & Wastewater Authority[1]	5.000	11/01/2023	04/28/2013	A	70,253
190,000	Atlanta, GA Water & Wastewater Authority[1]	5.000	11/01/2029	04/28/2013	A	190,623
115,000	Atlanta, GA Water & Wastewater Authority[1]	5.000	11/01/2033	04/28/2013	A	115,343
500,000	Atlanta, GA Water & Wastewater Authority[1]	5.250	11/01/2034	11/01/2019	A	563,470
25,000	Fulton County, GA Devel. Authority (Tuff Morehouse)[1]	5.000	02/01/2027	04/28/2013	A	25,081
25,000	GA Municipal Assoc. (Atlanta Detention Center)[1]	5.000	12/01/2018	04/28/2013	A	25,091
500,000	Randolph County, GA GO1	5.000	04/01/2030	04/01/2022	A	528,400
315,000	Savannah, GA Hospital Authority (St. Joseph’s-Candler Health System/St. Joseph Hospital/Candler Hospital Obligated Group)[1]	5.250	07/01/2023	01/01/2014	A	324,875
1,000,000	Tift County, GA Hospital Authority[1]	5.000	12/01/2029	12/01/2022	A	1,135,790

						3,575,674
Hawaii—0.0%
20,000	HI Dept. of Budget & Finance Special Purpose (Wilcox Memorial Hospital)[1]	5.500	07/01/2028	04/28/2013	A	20,026
Illinois—5.1%
20,000	Bryant, IL Pollution Control (Central Illinois Light Company)[1]	5.900	08/01/2023	04/28/2013	A	20,042
100,000	Chicago, IL Board of Education[1]	5.000	12/01/2021	04/28/2013	A	100,344
100,000	Chicago, IL GO1	5.000	01/01/2035	01/01/2014	A	102,708
100,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2022	04/28/2013	A	100,361
10,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2028	04/28/2013	A	10,031
60,000	Chicago, IL Midway Airport, Series B1	5.375	01/01/2016	04/28/2013	A	60,251
75,000	Chicago, IL Motor Fuel Tax[1]	5.000	01/01/2024	07/01/2013	A	75,883
500,000	Chicago, IL Motor Fuel Tax[1]	5.000	01/01/2025	07/01/2013	A	505,885
50,000	Chicago, IL Park District[1]	5.250	01/01/2022	07/01/2013	A	50,640
100,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	04/28/2013	A	100,862

20	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Illinois Continued
$ 175,000	Franklin Park, IL GO1	6.250%	07/01/2030	07/01/2021	A	$206,357
50,000	Freeport, IL GO1	5.375	01/01/2018	04/28/2013	A	50,210
250,000	IL COP[1]	5.800	07/01/2017	04/28/2013	A	250,398
670,000	IL Devel. Finance Authority (Provena Health)[1]	5.125	05/15/2023	04/28/2013	A	672,740
330,000	IL Devel. Finance Authority (Provena Health)[1]	5.250	05/15/2018	04/28/2013	A	331,386
40,000	IL Devel. Finance Authority (Provena Health)[1]	5.500	05/15/2021	04/28/2013	A	40,177
40,000	IL Devel. Finance Authority (Provena Health)[1]	5.750	05/15/2016	04/28/2013	A	40,185
150,000	IL Finance Authority (ABHS/ABMC/AVM/AVT/ABSJ Obligated Group)[1]	5.250	01/01/2022	04/14/2018	A	169,928
15,000	IL Finance Authority (CF/TCFH/CaHC/CaRC Obligated Group)[1]	5.250	02/15/2019	02/15/2014	A	15,436
150,000	IL Finance Authority (OSF Healthcare System)[1]	7.000	11/15/2029	05/15/2019	A	186,068
175,000	IL GO1	5.000	06/01/2020	06/01/2013	A	176,265
250,000	IL GO1	5.000	08/01/2023	08/01/2023		282,015
30,000	IL Health Facilities Authority (EMH/EMHH/EMHS Obligated Group)[1]	5.625	01/01/2028	04/28/2013	A	30,097
60,000	IL Health Facilities Authority (Sherman Health System)[1]	5.250	08/01/2022	04/28/2013	A	60,106
35,000	IL Sales Tax[1]	5.375	06/15/2015	04/28/2013	A	35,149
100,000	IL Sales Tax[1]	5.375	06/15/2016	04/28/2013	A	100,423
20,000	IL Sales Tax[1]	5.500	06/15/2015	04/28/2013	A	20,087
35,000	Northern IL Municipal Power Agency (Prarie Street)[1]	5.000	01/01/2019	01/01/2018	A	39,973

						3,834,007
Indiana—0.3%
70,000	Delaware County, IN Redevel. District	6.875	02/01/2018	04/28/2013	A	70,189
40,000	IN Bond Bank[1]	5.000	10/01/2019	04/28/2013	A	40,144
150,000	IN Devel. Finance Authority (RCAI/RCAP/CCF Obligated Group)[1]	5.125	01/01/2028	07/01/2013	A	150,524

						260,857
Kentucky—0.6%
230,000	Jefferson County, KY Health Facilities (University Medical Center)[1]	5.250	07/01/2022	04/28/2013	A	230,398
35,000	KY EDFA (Norton Healthcare/Norton Hospitals Obligated Group)[1]	6.000	10/01/2018	10/01/2013	A	36,152

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	21

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Kentucky Continued
$ 175,000	KY EDFA (Norton Healthcare/Norton Hospitals Obligated Group)[1]	6.050%	10/01/2019	10/01/2013	A	$180,576

						447,126
Louisiana—0.3%
25,000	New Orleans, LA Sewage Service[1]	5.000	06/01/2017	06/01/2013	A	25,138
25,000	New Orleans, LA Sewage Service[1]	5.000	06/01/2018	04/28/2013	A	25,065
160,000	Sabine River, LA Authority Pollution Control (International Paper Company)[1]	6.200	02/01/2025	04/28/2013	A	160,659

						210,862
Maine—0.1%
55,000	ME H&HEFA (Blue Hill Memorial Hospital/Bowdoin College Obligated Group)[1]	5.000	07/01/2018	04/28/2013	A	55,145
5,000	ME H&HEFA (Bridgton Hospital/Franklin Memoria Hospital/GINNE Obligated Group[1]	5.250	07/01/2021	04/28/2013	A	5,020
5,000	ME H&HEFA, Series A1	5.000	07/01/2019	04/28/2013	A	5,012

						65,177
Maryland—0.4%
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125	09/01/2030	03/01/2021	A	281,025
Massachusetts—0.8%
250,000	MA Devel. Finance Agency (Avon Association)[1]	5.000	04/01/2018	04/01/2018		280,125
250,000	MA Devel. Finance Agency (Partners Healthcare System)[1]	5.000	07/01/2031	07/01/2021	A	285,440
30,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	04/28/2013	A	30,022

						595,587
Michigan—4.1%
100,000	Detroit, MI GO	5.375	04/01/2015	04/01/2015		99,195
160,000	Detroit, MI Sewer Disposal System[1]	5.000	07/01/2024	07/01/2013	A	160,814
500,000	Detroit, MI Sewer Disposal System[1]	5.250	07/01/2023	07/01/2017	A	545,365
510,000	Detroit, MI Water Supply System[1]	5.000	07/01/2034	07/01/2013	A	511,856
500,000	Detroit, MI Water Supply System[1]	6.500	07/01/2015	01/08/2015	B	541,800
100,000	Grand Rapids, MI Building Authority[1]	5.000	10/01/2028	04/28/2013	A	100,322

22	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Michigan Continued
$ 250,000	MI Finance Authority (Crittendon Hospital Medical Center)[1]	5.000%	06/01/2027	06/01/2022	A	$273,998
250,000	MI Finance Authority (School District)[1]	5.000	06/01/2020	06/01/2020		290,098
200,000	MI Hospital Finance Authority (MidMH/MMMC/MMRMCC/MMRMCG Obligated Group)[1]	5.000	04/15/2024	04/28/2013	A	200,312
140,000	MI Hospital Finance Authority (MidMH)	5.375	06/01/2027	04/28/2013	A	140,480
25,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500	01/15/2021	04/28/2013	A	25,058
15,000	MI Municipal Bond Authority[1]	6.000	11/01/2020	04/28/2013	A	15,040
175,000	MI Strategic Fund Limited Obligation (NSF International)[1]	5.125	08/01/2019	08/01/2013	A	176,587

						3,080,925
Minnesota—0.4%
300,000	St. Paul, MN Port Authority (Office Building At Robert Street)[1]	5.250	12/01/2020	12/01/2013	A	310,206
Mississippi—0.7%
55,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.200	07/01/2018	04/28/2013	A	55,161
345,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875	04/01/2022	04/28/2013	A	346,042
145,000	Ridgeland, MS Tax Increment (Colony Park)[1]	5.875	04/01/2026	04/01/2021	A	166,577

						567,780
Missouri—0.6%
20,000	MO Environmental Improvement & Energy Resources Authority[1]	5.000	01/01/2020	04/28/2013	A	20,078
75,000	MO Environmental Improvement & Energy Resources Authority[1]	5.125	01/01/2020	04/28/2013	A	75,302
100,000	MO Environmental Improvement & Energy Resources Authority[1]	5.500	07/01/2019	04/28/2013	A	100,434
20,000	MO Environmental Improvement & Energy Resources Authority[1]	5.750	01/01/2016	04/28/2013	A	20,092
10,000	MO Environmental Improvement & Energy Resources Authority[1]	5.900	01/01/2019	04/28/2013	A	10,047
30,000	MO Environmental Improvement & Energy Resources Authority[1]	7.200	07/01/2016	04/28/2013	A	31,005
75,000	MO H&EFA (BJC Health System)[1]	5.000	05/15/2022	05/15/2013	A	75,457
25,000	MO Monarch-Chesterfield Levee District[1]	5.750	03/01/2019	04/28/2013	A	25,102

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	23

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Missouri Continued
$ 100,000	Springfield, MO Center City Devel. Corp. (Jordan Valley Park Exposition Center)[1]	5.000%	06/01/2027	04/28/2013	A	$100,328
35,000	Springfield, MO Public Building Corp.[1]	5.000	06/01/2017	04/28/2013	A	35,120

						492,965
Nebraska—0.6%
400,000	NE Investment Finance Authority (Single Family Hsg.)[1]	5.250	09/01/2026	09/01/2020	A	435,316
Nevada—1.9%
200,000	North Las Vegas, NV GO1	5.000	05/01/2024	05/01/2016	A	209,598
500,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	10/01/2016	A	529,130
130,000	Reno, NV Capital Improvement[1]	5.375	06/01/2032	04/28/2013	A	130,152
200,000	Washoe County, NV Highway (Motor Vehicle Fuel Tax)[1]	5.000	02/01/2022	02/01/2019	A	229,284
340,000	Washoe County, NV Hospital Facility (Renown Regional Medical Center/Renown Network Services Obligated Group)[1]	5.000	06/01/2021	04/28/2013	A	340,609

						1,438,773
New Hampshire—0.0%
25,000	NH Business Finance Authority (Public Service Company of NH)[1]	5.450	05/01/2021	05/01/2013	A	25,120
New Jersey—7.2%
750,000	Atlantic City, NJ GO1	5.000	11/01/2022	11/01/2022		869,865
15,000	Burlington County, NJ Bridge Commission	4.500	10/15/2022	04/28/2013	A	15,028
750,000	Essex County, NJ Improvement Authority (Newark)[1]	5.000	03/01/2026	03/01/2022	A	871,965
1,000,000	NJ EDA[1]	5.000	06/15/2025	06/15/2022	A	1,138,070
50,000	NJ EDA (University of Medicine and Dentistry of New Jersey)[1]	5.750	06/01/2017	04/28/2013	A	50,142
500,000	NJ Health Care Facilities Financing Authority (Barnabas Health)[1]	5.000	07/01/2022	07/01/2022		600,205
80,000	NJ Health Care Facilities Financing Authority (Newton Memorial Hospital)[1]	5.000	07/01/2026	04/28/2013	A	80,134
250,000	NJ Health Care Facilities Financing Authority (St. Barnabas Corp./St. Barnabas Medical Center Obligated Group)[1]	5.250	07/01/2026	07/01/2021	A	285,655
250,000	NJ Transportation Trust Fund Authority[1]	5.000	06/15/2027	06/15/2021	A	288,433

24	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

New Jersey Continued
$1,000,000	NJ Turnpike Authority[2]	5.000%	01/01/2027	07/01/2022	A	$1,153,160
90,000	Trenton, NJ Parking Authority[1]	5.000	10/01/2024	10/01/2013	A	91,701

						5,444,358
New York—4.0%
100,000	L.I., NY Power Authority[1]	5.000	04/01/2023	04/01/2019	A	114,431
975,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)[1]	5.000	07/01/2027	07/01/2022	A	1,095,910
1,000,000	NY MTA, Series D1	5.000	11/15/2028	11/15/2022	A	1,153,060
150,000	NYC GO1	5.250	09/01/2022	09/01/2018	A	180,851
250,000	NYC IDA (New York Institute of Technology)[1]	5.250	03/01/2018	04/28/2013	A	250,745
10,000	NYS HFA (Hospital & Nursing Home)[1]	5.150	11/01/2016	04/28/2013	A	10,041
200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	220,786

						3,025,824
North Carolina—1.1%
250,000	NC Medical Care Commission (Novant Health/Forsyth Memorial Hospital Obligated Group)[1]	5.000	11/01/2017	11/01/2013	A	256,878
500,000	NC Medical Care Commission (Vidant Health/Pitt County Memorial Hospital Obligated Group)[1]	5.000	06/01/2027	06/01/2022	A	560,360

						817,238
Ohio—2.9%
200,000	Hamilton County, OH Sales Tax[1]	5.000	12/01/2020	12/01/2016	A	226,970
1,000,000	OH State University[1]	5.000	06/01/2028	06/01/2023	A	1,192,110
30,000	Portsmouth, OH	5.200	09/01/2014	04/28/2013	A	30,090
250,000	Riversouth, OH Authority (Riversouth Area Redevel.)[1]	5.000	12/01/2024	12/01/2022	A	296,065
250,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	A	282,623
125,000	Southwest, OH Regional Water District[1]	5.000	12/01/2016	12/01/2013	A	128,195

						2,156,053
Oklahoma—0.4%
285,000	OK Devel. Finance Authority (Oklahoma Council Law Enforcement)[1]	5.100	06/01/2027	04/20/2013	A	285,849

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	25

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Oregon—1.0%
$ 20,000	OR GO (Alternate Energy)[1]	5.000%	01/01/2028	04/28/2013	A	$20,031
60,000	OR GO (Elderly & Disabled Hsg.)[1]	5.150	08/01/2030	04/28/2013	A	60,085
500,000	OR Health & Science University[1]	5.000	07/01/2023	07/01/2022	A	603,870
80,000	OR Health Hsg. Educational & Cultural Facilities Authority (Peacehealth)[1]	5.000	11/15/2026	04/28/2013	A	80,262
20,000	OR Hsg. & Community Services Dept. (Single Family Mtg.), Series M1	5.050	07/01/2023	04/28/2013	A	20,034

						784,282
Pennsylvania—1.7%
50,000	Allegheny County, PA HEBA (Carlow University)[1]	4.500	11/01/2016	11/01/2016		50,978
500,000	Northampton County, PA General Purpose Authority (Moravian College)[1]	5.000	07/01/2031	07/01/2022	A	545,415
555,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	02/25/2019	A	651,792
40,000	Philadelphia, PA Hsg. Authority[1]	5.500	12/01/2019	04/28/2013	A	40,541

						1,288,726
Rhode Island—1.6%
100,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2014	04/28/2013	A	100,245
500,000	Providence, RI Public Building Authority, Series A1	5.875	06/15/2026	06/15/2021	A	567,145
50,000	Providence, RI Public Building Authority, Series B	5.375	12/15/2016	04/28/2013	A	50,124
25,000	RI Clean Water Finance Agency[1]	5.000	10/01/2035	10/01/2013	A	25,152
35,000	RI Clean Water Protection Finance Agency[1]	5.125	10/01/2019	10/01/2013	A	35,854
210,000	RI Economic Devel. Corp. Airport[1]	5.000	07/01/2023	04/28/2013	A	210,758
155,000	RI Health & Educational Building Corp. (Newport Hospital)[1]	5.300	07/01/2029	04/28/2013	A	155,153
50,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)	5.500	05/15/2016	04/28/2013	A	50,175

						1,194,606
South Carolina—1.5%
500,000	Greenville, SC Hospital System[1]	5.000	05/01/2024	05/01/2022	A	597,265
500,000	Greenville, SC Hospital System (Greenville Hospital System/GHS Partners in Health Obligated Group)[1]	5.000	05/01/2025	05/01/2013	A	501,895
50,000	SC Jobs EDA (Palmetto Health)[1]	6.250	08/01/2031	08/01/2013	A	50,971

						1,150,131

26	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Tennessee—1.3%
$ 500,000	Knox County, TN HE&HFB (Covenant Health)[1]	5.000%	01/01/2025	01/01/2023	A	$576,940
65,000	Lafollette, TN Electric System[1]	4.900	03/01/2019	04/28/2013	A	65,164
300,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2020	09/01/2020		349,068

						991,172
Texas—7.9%
150,000	Alvin, TX Independent School District (Schoolhouse)[1]	5.000	02/15/2027	02/15/2015	A	163,175
50,000	Alvin, TX Independent School District (Schoolhouse)[1]	5.000	02/15/2027	02/15/2015	A	53,858
70,000	Board of Managers Joint Guadalupe County-City of Seguin, TX Hospital (GRMC)[1]	5.500	08/15/2036	08/15/2018	A	77,007
10,000	Cisco, TX Junior College District[1]	5.250	07/01/2026	04/28/2013	A	10,040
1,000,000	Corpus Christi, TX Utility System[1]	5.000	07/15/2029	07/15/2022	A	1,142,420
125,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2025	11/01/2020	A	144,724
125,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2026	11/01/2020	A	143,751
50,000	Gonzales, TX Healthcare System[1]	5.350	08/15/2015	04/28/2013	A	50,213
100,000	Gulf Coast, TX Waste Disposal Authority (Bayport Area System)[1]	5.000	10/01/2022	04/28/2013	A	100,389
25,000	Harris County, TX Water Control & Improvement District No. 96[1]	5.000	09/01/2027	09/01/2013	A	25,513
95,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2025	04/28/2013	A	95,713
165,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2028	04/28/2013	A	165,825
250,000	Harris County-Houston, TX Sports Authority[1]	5.250	11/15/2030	04/28/2013	A	251,250
300,000	Harris County-Houston, TX Sports Authority[1]	5.750	11/15/2019	04/28/2013	A	303,000
50,000	Harris County-Houston, TX Sports Authority[1]	5.750	11/15/2020	04/28/2013	A	50,500
100,000	Lubbock, TX Electric Light & Power System[1]	5.250	04/15/2021	04/28/2013	A	100,350
50,000	Newark, TX Cultural Education Facilities Finance Corp.[1]	7.250	08/15/2021	05/17/2016	A	54,131
400,000	Northwest Freeway, TX Municipal Utility District	5.100	04/01/2021	04/28/2013	A	400,644
55,000	Port Houston, TX Authority[1]	5.000	10/01/2027	04/28/2013	A	55,194

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	27

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon		Maturity	Effective Maturity**		Value

Texas Continued
$ 20,000	San Antonio, TX Municipal Drain Utility System[1]	5.000%		02/01/2020	04/28/2013	A	$20,079
40,000	Southlake, TX GO1	5.125		02/15/2024	04/28/2013	A	40,162
100,000	St. George Place, TX Redevel. Authority[1]	5.350		09/01/2018	04/28/2013	A	100,283
55,000	TX GO	5.250		08/01/2035	04/28/2013	A	55,676
20,000	TX Lower Colorado River Authority[1]	5.000		05/15/2021	04/28/2013	A	20,075
15,000	TX Lower Colorado River Authority[1]	5.000		05/15/2026	04/28/2013	A	15,054
5,000	TX Lower Colorado River Authority[1]	5.875		05/15/2016	04/28/2013	A	5,023
500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.000		12/15/2026	12/15/2022	A	542,620
1,000,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.000		12/15/2027	12/15/2022	A	1,080,190
190,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.625		12/15/2017	02/15/2016	B	211,899
100,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250		12/15/2026	08/04/2023	B	129,267
150,000	TX Public Finance Authority (Texas Southern University)[1]	5.500		05/01/2018	05/01/2018		168,183
170,000	TX Water Devel. Board[1]	5.250		07/15/2015	04/28/2013	A	173,529

							5,949,737
U.S. Possessions—7.4%
250,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.500		07/01/2028	07/01/2028		249,338
250,000	Puerto Rico Commonwealth GO1	3.182	[3]	07/01/2020	07/01/2020		253,403
200,000	Puerto Rico Commonwealth GO1	5.000		07/01/2023	07/01/2017	A	207,312
50,000	Puerto Rico Commonwealth GO1	5.250		07/01/2026	07/01/2026		49,760
340,000	Puerto Rico Commonwealth GO1	5.500		07/01/2027	07/01/2022	A	343,036
500,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2025	07/01/2020	A	509,165
250,000	Puerto Rico Electric Power Authority, Series RR1	5.000		07/01/2023	07/01/2015	A	251,570
1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2025	07/01/2025		1,055,190
45,000	Puerto Rico Highway & Transportation Authority[1]	5.750		07/01/2019	07/01/2013	A	45,409
115,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2020	10/01/2020		127,262
955,000	Puerto Rico Municipal Finance Agency, Series A1	5.000		08/01/2027	04/28/2013	A	955,372
100,000	Puerto Rico Municipal Finance Agency, Series A1	5.250		08/01/2017	04/28/2013	A	100,284

28	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

U.S. Possessions Continued
$ 40,000	Puerto Rico Municipal Finance Agency, Series A1	5.250%	08/01/2018	04/28/2013	A	$40,107
110,000	Puerto Rico Municipal Finance Agency, Series A1	5.500	07/01/2017	04/28/2013	A	110,337
170,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2017	07/01/2017		179,734
100,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2023	07/01/2022	A	100,867
500,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2022	07/01/2016	A	514,660
50,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	07/01/2014	A	52,148
390,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	08/01/2019	A	415,615

						5,560,569
Vermont—1.5%
250,000	Burlington, VT GO1	5.000	11/01/2021	11/01/2021		281,483
250,000	Burlington, VT GO1	5.000	11/01/2027	11/01/2022	A	266,828
500,000	VT Educational & Health Buildings Financing Agency (Middlebury College)[1]	5.000	11/01/2028	11/01/2022	A	596,365

						1,144,676
Washington—0.7%
400,000	King County, WA Sewer[1]	5.000	01/01/2035	07/01/2013	A	404,960
100,000	WA Health Care Facilities Authority (Group Health Cooperative of Puget Sound)	5.375	12/01/2014	04/28/2013	A	100,260
50,000	WA Health Care Facilities Authority (Southwest Washington Medical Center)[1]	5.000	09/01/2028	04/28/2013	A	50,047

						555,267
West Virginia—0.0%
20,000	Randolph County, WV County Commission Health System (Davis Health System)[1]	5.200	11/01/2021	11/01/2013	A	20,228
Wisconsin—2.4%
125,000	Milwaukee, WI Hsg. Authority (Veterans Hsg.)[1]	5.100	07/01/2022	07/01/2013	A	126,538
500,000	WI H&EFA (Marshfield Clinic)[1]	5.000	02/15/2028	02/15/2022	A	553,385
20,000	WI H&EFA (SJCHWB/SH/WBC Obligated Group)[1]	6.000	11/15/2032	08/01/2013	A	20,396
250,000	WI H&EFA (WFS)[1]	5.125	08/15/2033	08/15/2013	A	253,060

555,000	WI H&EFA (WFS)[1]	5.125	08/15/2030	08/15/2016	A	585,764

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	29

STATEMENT OF INVESTMENTS    Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity**		Value

Wisconsin Continued
$ 250,000	WI H&EFA (WMA/MHCC/MVS Obligated Group)[1]	5.600%	08/15/2023	08/15/2013	A	$252,823

						1,791,966
Total Investments, at Value (Cost $72,997,245)—97.8%						73,938,883
Other Assets Net of Liabilities—2.2						1,640,570

Net Assets—100.0%						$75,579,453

Footnotes to Statement of Investments

*March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

**Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 28, 2013. See Note 1 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

To simplify the listings of securities, abbreviations are used per the table below:

ABHS	Alexian Brothers Health System
ABMC	Alexian Brothers Medical Center
ABSJ	Alexian Brothers of San Jose
ATDC	Advanced Technology Development Center
AVM	Alexian Village of Milwaukee
AVT	Alexian Village of Tennessee
BMC	Baptist Medical Center
CCF	Catholic Community Foundation
CDA	Communities Devel. Authority
CF	Carle Foundation
CHW	Catholic Healthcare West
CMF	CHW Medical Foundation
COP	Certificates of Participation
CaHC	Carle Health Care
CaRC	Carle Retirement Centers
EDA	Economic Devel. Authority
EDFA	Economic Devel. Finance Authority
EMH	Elmhurst Memorial Hospital
EMHH	Elmhurst Memorial Home Health
EMHS	Elmhurst Memorial Health System
GHS	Gaston Health Services
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
GRMC	Guadalupe Regional Medical Center
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.

HE&HFB	Health Educational and Housing Facility Board
HEBA	Higher Education Building Authority
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
L.I.	Long Island
MHCC	Masonic Health Care Center
MMMC	MidMichigan Medical Center
MMRMCC	MidMichigan Regional Medical Center-Clare
MMRMCG	MidMichigan Regional Medical Center-Gladwin
MTA	Metropolitan Transportation Authority
MVS	Masonic Village on the Square
MidMH	MidMichigan Health
NSF	National Sanitation Foundation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
OSF	Order of Saint Francis
RCAI	Roman Catholic Archdiocese of Indianapolis
RCAP	Roman Catholic Archdiocese Properties
RIH	Rhode Island Hospital

30	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Footnotes to Statement of Investments Continued

SH	Synergyhealth
SJCHWB	St. Joseph’s Community Hospital of West Bend
TASC	Tobacco Settlement Asset-Backed Bonds
TCFH	The Carle Foundation Hospital

TMH	The Miriam Hospital
TUFF	The University Financing Foundation
UMass	University of Massachusetts
WBC	West Bend Clinic
WFS	Wheaton Franciscan Services
WMA	Wisconsin Masonic Home

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	31

STATEMENT OF ASSETS AND LIABILITIES    March 28, 20131 (Unaudited)

Assets
Investments, at value (cost $72,997,245)—see accompanying statement of investments	$73,938,883
Cash	1,383,275
Receivables and other assets:
Interest	1,032,869
Investments sold	1,013,059
Shares of beneficial interest sold	525,926
Other	10,458
Total assets	77,904,470
Liabilities
Payables and other liabilities:
Investments purchased (including $1,141,250 purchased on a when-issued or delayed delivery basis)	1,550,509
Payable on borrowings (See Note 6)	500,000
Shares of beneficial interest redeemed	197,609
Dividends	28,614
Distribution and service plan fees	14,749
Transfer and shareholder servicing agent fees	3,685
Shareholder communications	2,841
Trustees’ compensation	494
Interest expense on borrowings	255
Other	26,261
Total liabilities	2,325,017
Net Assets	$75,579,453
Composition of Net Assets
Par value of shares of beneficial interest	$5,837
Additional paid-in capital	74,654,134
Accumulated net investment loss	(22,253)
Accumulated net realized gain on investments	97
Net unrealized appreciation on investments	941,638
Net Assets	$75,579,453

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

32	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $56,837,497 and 4,388,885 shares of beneficial interest outstanding)	$12.95
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$13.25
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,218,892 and 1,176,484 shares of beneficial interest outstanding)	$12.94
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,523,064 and 271,945 shares of beneficial interest outstanding)	$12.96

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	33

STATEMENT OF OPERATIONS    For the Six Months Ended March 28, 20131 (Unaudited)

Investment Income
Interest	$1,094,695
Expenses
Management fees	181,223
Distribution and service plan fees:
Class A	55,687
Class C	64,107
Transfer and shareholder servicing agent fees:
Class A	14,621
Class C	5,122
Class Y	891
Shareholder communications:
Class A	7,071
Class C	3,297
Class Y	516
Legal, auditing and other professional fees	18,685
Borrowing fees	9,437
Interest expense on borrowings	916
Trustees’ compensation	584
Custodian fees and expenses	152
Other	5,649
Total expenses	367,958
Less waivers and reimbursements of expenses	(22,618)
Net expenses	345,340
Net Investment Income	749,355
Realized and Unrealized Gain (Loss)
Net realized gain on investments	521
Net change in unrealized appreciation/depreciation on investments	(374,581)
Net Increase in Net Assets Resulting from Operations	$375,295

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

34	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]
Operations
Net investment income	$749,355	$767,147
Net realized gain (loss)	521	(424)
Net change in unrealized appreciation/depreciation	(374,581)	1,111,603
Net increase in net assets resulting from operations	375,295	1,878,326
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(618,533)	(661,538)
Class C	(129,126)	(104,132)
Class Y	(44,681)	(32,742)
	(792,340)	(798,412)
Distributions from net realized gain:
Class A	—	(21,652)
Class C	—	(2,836)
Class Y	—	(411)
	—	(24,899)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	25,314,597	18,863,196
Class C	5,388,854	8,722,179
Class Y	1,576,045	1,698,311
	32,279,496	29,283,686
Net Assets
Total increase	31,862,451	30,338,701
Beginning of period	43,717,002	13,378,301
End of period (including accumulated net investment income (loss) of $(22,253) and $20,732, respectively)	$75,579,453	$43,717,002

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	35

FINANCIAL HIGHLIGHTS

Class A	Six Month Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$13.00	$12.51	$12.17
Income (loss) from investment operations:
Net investment income[3]	.17	.37	.33
Net realized and unrealized gain (loss)	(.04)	.53	.26
Total from investment operations	.13	.90	.59
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.18)	(.39)	(.25)
Distributions from net realized gain	—	(.02)	—
Total dividends and/or distributions to shareholders	(.18)	(.41)	(.25)
Net asset value, end of period	$12.95	$13.00	$12.51
Total Return, at Net Asset Value[4]	1.01%	7.27%	4.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,837	$31,833	$12,132
Average net assets (in thousands)	$44,918	$21,991	$ 7,370
Ratios to average net assets:[5]
Net investment income	2.62%	2.90%	3.32%
Expenses excluding interest and fees from borrowings	1.03%	1.14%	1.46%
Interest and fees from borrowings	0.03%	0.03%	0.01%
Total expenses	1.06%	1.17%	1.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.98%	0.96%
Portfolio turnover rate	7%	17%	84%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

36	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Class C	Six Month Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$12.98	$12.49	$12.17
Income (loss) from investment operations:
Net investment income[3]	.12	.26	.26
Net realized and unrealized gain (loss)	(.03)	.54	.23
Total from investment operations	.09	.80	.49
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.13)	(.29)	(.17)
Distributions from net realized gain	—	(.02)	—
Total dividends and/or distributions to shareholders	(.13)	(.31)	(.17)
Net asset value, end of period	$12.94	$12.98	$12.49
Total Return, at Net Asset Value[4]	0.70%	6.44%	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,219	$9,905	$1,005
Average net assets (in thousands)	$12,901	$4,762	$ 418
Ratios to average net assets:[5]
Net investment income	1.87%	2.06%	2.61%
Expenses excluding interest and fees from borrowings	1.82%	2.10%	3.74%
Interest and fees from borrowings	0.03%	0.03%	0.01%
Total expenses	1.85%	2.13%	3.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.76%	1.74%
Portfolio turnover rate	7%	17%	84%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	37

FINANCIAL HIGHLIGHTS    Continued

Class Y	Six Month Ended March 28, 2013[1] (Unaudited)	Year Ended September 28, 2012[1]	Period Ended September 30, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$13.00	$12.51	$12.17
Income (loss) from investment operations:
Net investment income[3]	.19	.39	.37
Net realized and unrealized gain (loss)	(.03)	.54	.23
Total from investment operations	.16	.93	.60
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.42)	(.26)
Distributions from net realized gain	—	(.02)	—
Total dividends and/or distributions to shareholders	(.20)	(.44)	(.26)
Net asset value, end of period	$12.96	$13.00	$12.51
Total Return, at Net Asset Value[4]	1.20%	7.50%	5.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,523	$1,979	$241
Average net assets (in thousands)	$3,001	$1,033	$149
Ratios to average net assets:[5]
Net investment income	2.86%	3.02%	3.65%
Expenses excluding interest and fees from borrowings	0.78%	0.99%	2.78%
Interest and fees from borrowings	0.03%	0.03%	0.01%
Total expenses	0.81%	1.02%	2.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.74%
Portfolio turnover rate	7%	17%	84%

1. March 28, 2013 and September 28, 2012 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from December 6, 2010 (commencement of operations) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

38	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester Intermediate Term Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund’s investment objective is to seek current interest income exempt from federal individual income tax. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	39

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,141,250

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 28, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 28, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$423

As of March 28, 2013, it is estimated that there will be no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 28, 2013, it is estimated that the Fund will utilize $423 of capital loss carryforward to offset realized capital gains.

40	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$72,997,245

Gross unrealized appreciation	$1,358,391
Gross unrealized depreciation	(416,753)

Net unrealized appreciation	$941,638

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	41

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

42	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	43

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

44	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$940,087	$—	$940,087
Arizona	—	2,109,893	—	2,109,893
Arkansas	—	70,283	—	70,283
California	—	15,571,241	—	15,571,241
Colorado	—	894,900	—	894,900
Connecticut	—	507,510	—	507,510
District of Columbia	—	1,590,212	—	1,590,212
Florida	—	4,452,649	—	4,452,649
Georgia	—	3,575,674	—	3,575,674
Hawaii	—	20,026	—	20,026
Illinois	—	3,834,007	—	3,834,007
Indiana	—	260,857	—	260,857
Kentucky	—	447,126	—	447,126
Louisiana	—	210,862	—	210,862
Maine	—	65,177	—	65,177
Maryland	—	281,025	—	281,025
Massachusetts	—	595,587	—	595,587
Michigan	—	3,080,925	—	3,080,925
Minnesota	—	310,206	—	310,206
Mississippi	—	567,780	—	567,780
Missouri	—	492,965	—	492,965
Nebraska	—	435,316	—	435,316
Nevada	—	1,438,773	—	1,438,773
New Hampshire	—	25,120	—	25,120
New Jersey	—	5,444,358	—	5,444,358
New York	—	3,025,824	—	3,025,824
North Carolina	—	817,238	—	817,238
Ohio	—	2,156,053	—	2,156,053
Oklahoma	—	285,849	—	285,849
Oregon	—	784,282	—	784,282
Pennsylvania	—	1,288,726	—	1,288,726
Rhode Island	—	1,194,606	—	1,194,606
South Carolina	—	1,150,131	—	1,150,131
Tennessee	—	991,172	—	991,172
Texas	—	5,949,737	—	5,949,737

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	45

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes Continued
U.S. Possessions	$—	$5,560,569	$—	$5,560,569
Vermont	—	1,144,676	—	1,144,676
Washington	—	555,267	—	555,267
West Virginia	—	20,228	—	20,228
Wisconsin	—	1,791,966	—	1,791,966

Total Assets	$—	$73,938,883	$—	$73,938,883

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 28, 2013		Year Ended September 28, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	2,582,910	$33,708,344	2,484,612	$31,741,213
Dividends and/or distributions reinvested	42,630	555,911	37,274	477,728
Redeemed	(686,070)	(8,949,658)	(1,042,505)	(13,355,745)

Net increase	1,939,470	$25,314,597	1,479,381	$18,863,196

Class C
Sold	493,514	$6,429,834	742,499	$9,489,604
Dividends and/or distributions reinvested	9,011	117,364	7,354	94,323
Redeemed	(89,047)	(1,158,344)	(67,301)	(861,748)

Net increase	413,478	$5,388,854	682,552	$8,722,179

Class Y
Sold	237,891	$3,110,920	156,926	$2,008,312
Dividends and/or distributions reinvested	3,308	43,131	2,474	31,797
Redeemed	(121,432)	(1,578,006)	(26,507)	(341,798)

Net increase	119,767	$1,576,045	132,893	$1,698,311

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$28,385,822	$2,840,058

46	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	47

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$120,532

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
March 28, 2013	$14,522	$2,122	$3,353

Waivers and Reimbursements of Expenses. The Manager has voluntary agreed to waive fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings, will not exceed 0.95% of average annual net assets for Class A shares, 1.73% of average annual net assets for Class C shares and 0.73% of average annual net assets for Class Y shares. During the six months ended March 28, 2013, the Manager reimbursed $16,693, $5,261 and $664 for Class A, Class C and Class Y shares, respectively.

48	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1596% as of March 28, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	49

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Borrowings Continued

ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended March 28, 2013 equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of March 28, 2013, the Fund had borrowings outstanding at an interest rate of 0.1596%. Details of the borrowings for the six months ended March 28, 2013 are as follows:

Average Daily Loan Balance	$970,879
Average Daily Interest Rate	0.188%
Fees Paid	$9,469
Interest Paid	$755

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement

50	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. The court’s decision is subject to appeal. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	51

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Advisory Board Member

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Advisory Board Member

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Daniel G. Loughran, Vice President

Scott S. Cottier, Vice President

Troy E. Willis, Vice President

Mark R. DeMitry, Vice President

Michael L. Camarella, Vice President

Charles S. Pulire, Vice President

Richard Stein, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	53

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

54	OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND

PRIVACY POLICY

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER ROCHESTER INTERMEDIATE TERM MUNICIPAL FUND	55

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

OppenheimerFunds are distributed by OppenheimerFunds Distributor, Inc.

RS0636.001.0313 May 20, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Intermediate Term Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 5/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 5/8/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 5/8/2013